UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 IR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 30, 2007

MAXUS REALTY TRUST, INC.
(Exact name of small business issuer as specified in its charter)

000-13754
(Commission file number)

Missouri	43-1339136
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation or organization)

104 Armour, North Kansas City, Missouri	64116
(Address of principal executive offices)	(Zip Code)

Trust's telephone number, including area code	(816) 303-4500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

This Form 8-K/A amends Item 9.01 of the Registrant’s Current Report on Form 8-K, dated November 30, 2007 and filed December 7, 2007, regarding the completion of its acquisition of the Regency North Apartments, an apartment complex located in Kansas City, Missouri. The sole purpose of this amendment is to provide the audited historical financial statements of the business acquired as required by Item 9.01(a) and the unaudited pro forma financial information required by Item 9.01(b), which financial statements and information were not included in the original filing.

Item 9.01. Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired – Regency North Apartments

Report of Independent Registered Public Accounting Firm

Statements of Revenue and Certain Expenses (as defined - Note 2) for the period ended September 30,   2007 (unaudited) and the years ended December 31, 2006 and 2005

Notes to the Statements of Revenue and Certain Expenses

(b)           Pro Forma Financial Information

Unaudited Pro Forma Funds from Operations for the Nine-Month Period Ended September 30, 2007 and the Year Ended December 31, 2006

Unaudited Pro Forma Statements of Operations for the Nine-Month Period Ended September 30, 2007 and the Year Ended December 31, 2006

Unaudited Pro Forma Balance Sheet as of September 30, 2007

Unaudited Notes to Pro Forma Information

Management’s Discussion and Analysis of Regency North Apartments

(c)           Exhibits

None

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused the Amendment to be signed on its behalf by the undersigned hereunto duly authorized.

Maxus Realty Trust, Inc.

Date: February 15, 2008	By:	/s/ David L. Johnson
David L. Johnson,
Chairman of the Board, President and
Chief Executive Officer

Moore Stephens Frost Financial Group
425 West Capitol, Suite 3300
Little Rock, Arkansas 72201

Report of Independent Registered Public Accountants

Board of Directors
Maxus Realty Trust, Inc.
North Kansas City, Missouri

We have audited the accompanying statement of revenue and certain expenses (as defined – Note 2) of Maxus Realty Trust, Inc.’s Regency North Apartments for the nine-month period ended September 30, 2007 and the years ended December 31, 2006 and 2005.  This financial statement is the responsibility of Maxus Realty Trust, Inc.’s management.  Our responsibility is to express an opinion on this financial statement based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe our audits provide a reasonable basis for our opinion.

The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K of Maxus Realty Trust, Inc., as described in Note 2 to the financial statements.  It is not intended to be a complete presentation of Regency North Apartments’ revenue and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses (as defined – Note 2) of Regency North Apartments for the nine-month period ended September 30, 2007 and the years ended December 31, 2006 and 2005 in conformity with U.S. generally accepted accounting principles.

Certified Public Accountants
/s/ Certified Public Accountants

Little Rock, Arkansas
February 14, 2008

REGENCY NORTH APARTMENTS

Statement of Revenue and Certain Expenses (as defined, Note 2)

For the Period Ended September 30, 2007
And the Years Ended December 31, 2006 and 2005

	September 30,
	2007	December 31,	December 31,
	(Unaudited)	2006	2005
Revenue:
Rent revenue	$908,000	$1,095,000	$1,085,000
Other revenue	93,000	171,000	140,000
Total revenues	1,001,000	1,266,000	1,225,000

Operating expenses:
Repairs and maintenance	147,000	123,000	101,000
Real estate taxes	55,000	73,000	73,000
Utilities	92,000	98,000	81,000
Property management fees -related party	50,000	63,000	62,000
Insurance	46,000	53,000	53,000
Property overhead	236,000	247,000	261,000
Other operating expenses	11,000	134,000	113,000
Total operating expenses	637,000	791,000	744,000
Operating income	$364,000	$475,000	$481,000

See accompanying notes to this statement of revenue and certain expenses.

REGENCY NORTH APARTMENTS

Notes to the Statements of Revenue and Certain Expenses

For The Period Ended September 30, 2007
And The Years Ended December 31, 2006 and 2005

1.   ACQUISITION OF REGENCY NORTH APARTMENTS:

The Regency North Apartments (“Regency North”) is a 180-unit apartment complex located at 6024 N. Jefferson, Kansas City, Missouri. Regency North was owned by Regency North Associates, L.P. (“Regency L.P.”). On October 23, 2007, Regency L.P. entered into an Agreement and Plan of Merger to merge with and into Regency North Acquisition, LLC, a Missouri limited liability company ("Regency LLC"). Regency LLC is wholly-owned by Maxus Operating Limited Partnership ("MOLP"), a Delaware limited partnership, which in turn is primarily owned by the Registrant. Under the terms of the merger agreement, Regency LLC is the surviving entity, resulting in Regency LLC succeeding to the ownership of Regency North.  The merger closed on November 30, 2007 with a total acquisition cost of $6,300,000. The merger consideration paid to limited partners of Regency L.P. consisted of $515,000 in cash and 37,733 operating units of MOLP.  In connection with the merger, Regency LLC assumed a mortgage loan with a balance of approximately $4,815,000 and other liabilities of approximately $432,000 and acquired other assets of approximately $180,000. Other assets were primarily comprised of cash and certain amounts set aside in escrow.

2.   BASIS OF PRESENTATION:

The statement of revenue and certain expenses has been prepared on the accrual basis of accounting. The statement of revenue and certain expenses has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a current report on Form 8-K of the Registrant.  The statement of revenue and certain expenses is not intended to be a complete presentation of the revenues and expenses of Regency North for the years ended December 31, 2005 and 2006 and the nine months ended September 30, 2007. For the nine months ended September 30, 2007, it is the opinion of management that all adjustments (which include only normal recurring adjustments) necessary to present fairly the revenues and certain expenses have been made.

The statement of revenue and certain expenses excludes items not comparable to the projected future operations of Regency North. Excluded expenses include mortgage interest, mortgage insurance premium and depreciation and amortization. The Registrant has elected to be taxed as a real estate investment trust (REIT) under the Internal Revenue Code. The Registrant intends to continue to qualify as a REIT and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision for income taxes is reflected in the financial statements.

3.   REVENUES:

Lease agreements are accounted for as operating leases, and rentals from such leases are reported as revenues ratably over the terms of the leases.

Included in other revenue is non-rental income such as interest income, application fees, damage charges, and late fees.

4.   USE OF ESTIMATES:

Management of the REIT has made a number of estimates and assumptions relating to the reporting of revenues and certain expenses and the disclosure of contingencies to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

REGENCY NORTH APARTMENTS

Notes to the Statements of Revenue and Certain Expenses

For The Period Ended September 30, 2007
And The Years Ended December 31, 2006 and 2005

5.   RELATED PARTY TRANSACTIONS:

Maxus Properties, Inc. (“Maxus”), an affiliate of the Registrant will provide property management services for Regency North following the acquisition. Management fees are calculated at 5% of the total revenue collected by Regency North. David L. Johnson, the Trust’s Chairman, President, Chief Executive Officer, and the beneficial owner of more than 10% of the Trust’s issued and outstanding common stock, is the chairman and majority shareholder of Maxus.  The Trust believes the management fees are similar to fees that would be paid to an unrelated party for management of Regency North.

Mr. Johnson is also the principal beneficial owner and President of KelCor, Inc., the general partner of Regency LP, which has a 5% interest in Regency LP. Mr. Johnson, together with his wife, also jointly owns approximately 85% of Bond Purchase, L.L.C., a 28.2057% limited partner in Regency LP. Bond Purchase received approximately 36,833 operating units of MOLP and other affiliates of the Registrant will receive approximately $55,000 in cash in connection with the consummation of the merger transaction.  John W. Alvey, Treasurer and Principal Financial Officer of the Registrant is an executive officer of KelCor, Inc., the general partner of Regency LP, and a minority beneficial owner and executive officer of Bond Purchase, L.L.C.

(The remainder of this page left blank intentionally.)

 MAXUS REALTY TRUST, INC.

Pro Forma Funds From Operations

For The Nine-Month Period Ended September 30, 2007
And The Year Ended December 31, 2006
(UNAUDITED)

The following unaudited pro forma information presents the funds generated by the operations of MRTI as if MRTI had acquired Regency North as of January 1, 2006. This pro forma information does not purport to represent operations of MRTI or Regency North, nor does it purport to represent actual or expected operating results of MRTI or Regency North for any period in the future. This pro forma information was prepared on the basis described in the accompanying notes, which should be read in conjunction herewith.

FUNDS FROM OPERATIONS

The white paper on Funds from Operations approved by the board of governors of NAREIT defines Funds from Operations as net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus property related depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect Funds from Operations on the same basis. In 1999, NAREIT clarified the definition of Funds from Operations to include non-recurring events, except for those that are defined as “extraordinary items” under GAAP and gains and losses from sales of depreciable operating property.  In 2002, NAREIT clarified that Funds from Operations related to assets held for sale, sold or otherwise transferred and included in results of discontinued operations should continue to be included in consolidated Funds from Operations.

The Registrant computes Funds from Operations in accordance with the guidelines established by the white paper, which may differ from the methodology for calculating Funds from Operations utilized by other equity REITs, and, accordingly, may not be comparable to such other REITs. Funds from Operations do not represent amounts available for management's discretionary use because of needed capital replacement or expansion, debt service obligations, distributions or other commitments and uncertainties. Funds from Operations should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of the Registrant’s financial performance or to cash flows from operating activities (determined in accordance with GAAP) as a measure of the Registrant’s liquidity, nor is it indicative of funds available to fund the Registrant’s cash needs including its ability to make distributions. The Registrant believes Funds from Operations is helpful to investors as a measure of the performance of the Registrant because, along with cash flows from operating activities, financing activities and investing activities, it provides investors with an understanding of the ability of the Registrant to incur and service debt and make capital expenditures. In the table below, revenue, expenses, net income and property related depreciation and amortization were determined in accordance with GAAP. The addition of property related depreciation and amortization to net income results in Funds from Operations which is not determined in accordance with GAAP.

For the nine months ended September 30, 2007
		Pro Forma
		Adjustments
	MRTI	Acquisition
	Historical	of Regency	Pro Forma
	Amounts (1)	North	Amounts
Net loss	$(1,495,000)	(414,000)	(1,909,000)
Property related depreciation and amortization	2,394,000	178,000	2,572,000
Funds from Operations	$899,000	(236,000)	663,000

(1)  HighlandPointe was acquired in January 2007 and is included in the year-to-date historical amounts.

MAXUS REALTY TRUST, INC.

Pro Forma Funds From Operations

For The Nine-Month Period Ended September 30, 2007
And The Year Ended December 31, 2006
(UNAUDITED

For the year ended December 31, 2006

			Adjustment	Proforma
	MRTI		for 2007	Adjustments
	Historical		Highland Pointe	Acquisition	Proforma
	Amounts		Transaction	of Regency	Amounts

Net income (loss)	$2,140,000		(510,000)	(526,000)	(1,104,000)
Plus Property related depreciation and amortization	2,093,000		63,000	410,000	2,566,000

Funds from operations	$4,233,000	(1)	(447,000)	(116,000)	(3,670,000)

(1)  Includes insurance recoveries of $871,000 received in excess of receivable recorded at beginning of period.

The remainder of this page left blank intentionally.

MAXUS REALTY TRUST, INC.

Pro Forma Statements of Operations

For The Nine-Month Period Ended September 30, 2007
And The Year Ended December 31, 2006 (Unaudited)

The following unaudited pro forma statements of operations present the operations of MRTI as if MRTI had acquired Regency North on January 1, 2007, for the nine months ended September 30, 2007 and on January 1, 2006 for the year ended December 31, 2006. This pro forma information does not purport to represent operations of MRTI or Regency North, nor does it purport to represent actual or expected operating results of MRTI or Regency North for any period in the future. This pro forma information was prepared on the basis described in the accompanying notes, which should be read in conjunction herewith.

The unaudited pro forma statements of operations should be read in conjunction with, and are qualified in their entirety by, the historical statements of operations of Regency North included in this Form 8-K/A.

Nine months ended September 30, 2007
	HISTORICAL		PRO FORMA
		REGENCY	REGENCY NORTH	REGENCY NORTH
Income	MRTI	NORTH	ADJUSTMENTS	TRANSACTION
Revenues:
Rental	$7,532,000	908,000	---	8,440,000
Other	1,041,000	93,000	---	1,134,000
Total revenues	8,573,000	1,001,000	---	9,574,000

Expenses:
Depreciation and amortization	2,394,000	---	178,000	2,572,000
Repairs and maintenance	962,000	437,000	---	1,399,000
Turn costs and leasing	478,000	34,000	---	512,000
Utilities	805,000	92,000	---	897,000
Real estate taxes	650,000	55,000	---	705,000
Insurance	356,000	46,000	---	402,000
Property management fees – related parties	387,000	50,000	---	437,000
Other operating expenses	1,142,000	213,000	---	1,355,000
General and administrative	515,000	---	---	515,000
Total operating expenses	7,689,000	927,000	178,000	8,794,000
Net operating income (loss)	884,000	74,000	(178,000)	780,000
Interest income	(162,000)	---	---	(162,000)
Interest expense	2,507,000	321,000	---	2,828,000
Loss before minority interest and discontinued operations	(1,461,000)	(247,000)	(178,000)	(1,886,000)
Income from discontinued operations before minority interest	(84,000)	---	---	(84,000)
Less: minority interest	50,000	6,000	5,000	61,000
Net loss	$(1,495,000)	(241,000)	(173,000)	(1,909,000)

Per share data (basic and diluted):
Net loss per share	$(1.09)	(0.11)	(0.13)	(1.40)

Weighted average shares outstanding	1,406,000	1,406,000	1,406,000	1,406,000

See accompanying unaudited notes to pro forma financial statements

MAXUS REALTY TRUST, INC.

Pro Forma Statements of Operations
 (Unaudited)

Year ended December 31, 2006

						PRO FORMA FOR 2007 TRANSACTIONS AND REGENCY NORTH
		PRO FORMA
		ADJUSTMENTS			PRO FORMA REGENCY NORTH
		FOR 2007	PRO FORMA FOR 2007 TRANSACTIONS	HISTORICAL REGENCY NORTH
	HISTORICAL	HIGHLAND POINTE
	MRTI	TRANSACTIONS			ADJUSTMENTS	TRANSACTION
Income
Revenues:
Rental	$7,302,000	1,692,000	8,994,000	1,095,000	---	10,089,000
Other	906,000	---	906,000	171,000	---	1,077,000
Total revenues	8,208,000	1,692,000	9,900,000	1,266,000	---	11,166,000
Expenses:
Depreciation and amortization	2,093,000	63,000	2,156,000	116,000	294,000	2,566,000
Repairs and maintenance	1,020,000	121,000	1,141,000	123,000	---	1,264,000
Turn costs and leasing	461,000	---	461,000	73,000	---	534,000
Utilities	602,000	112,000	714,000	98,000	---	812,000
Real estate taxes	621,000	147,000	768,000	63,000	---	831,000
Insurance	322,000	39,000	361,000	53,000	---	414,000
Property management fees – related parties	402,000	---	402,000	247,000	---	649,000
Other operating expenses	1,202,000	492,000	1,694,000	134,000	---	1,828,000
General and administrative	436,000	---	436,000	---	---	436,000
Total operating expenses	7,159,000	974,000	8,133,000	907,000	294,000	9,334,000
Net operating income	1,049,000	718,000	1,767,000	359,000	(294,000)	1,832,000
Interest income	726,000	---	726,000	---	---	726,000
Interest expense	(2,618,000)	(1,237,000)	(3,855,000)	(604,000)	---	(4,459,000)
Gain on debt existing	219,000	---	219,000	---	---	219,000
Loss before minority interest and discontinued operations	(624,000)	(519,000)	(1,143,000)	(245,000)	(294,000)	(1,682,000)
Income (loss) from discontinued operations before minority interest	2,837,000	---	2,837,000	---	---	2,837,000
Less: minority interest	(73,000)	9,000	(64,000)	6,000	7,000	(51,000)
Net income (loss)	$2,140,000	(510,000)	1,630,000	(239,000)	(287,000)	1,104,000

Per share data (basic and diluted):
Net income (loss) per share	$1.58	(.37)	1.00	(.18)	(.21)	(.61)

Weighted average shares outstanding	1,401,000	1,401,000	1,401,000	1,401,000	1,401,000	1,401,000

See accompanying unaudited notes to pro forma financial statements.

MAXUS REALTY TRUST, INC.

Pro Forma Balance Sheet

As Of September 30, 2007
(Unaudited)

The following unaudited pro forma information presents the balance sheet of MRTI as if MRTI had acquired Regency North as of September 30, 2007. This pro forma information does not purport to represent balances of MRTI or Regency North, nor does it purport to represent actual or expected balances of MRTI or Regency North. This pro forma information was prepared on the basis described in the accompanying notes, which should be read in conjunction herewith.
	September 30, 2007
	MRTI
	Historical	Regency	Pro Forma
ASSETS:	Amounts	North	Amounts
Investment property
Land	$3,101,000	1,226,000	4,327,000
Buildings and improvement	59,713,000	4,782,000	64,495,000
Personal property	4,612,000	316,000	4,928,000
	67,426,000	6,324,000	73,750,000
Less accumulated depreciation	(9,588,000)	---	(9,588,000)
Total investment property	57,838,000	6,324,000	64,162,000

Cash	6,688,000	(503,000)	6,185,000
Escrow and reserves	1,514,000	144,000	1,658,000
Account receivable	49,000	---	49,000
Prepaid expenses and other assets	403,000	25,000	428,000
Intangible assets	249,000	173,000	422,000
Deferred expenses, less accumulated amortization	712,000	---	712,000
Assets of discontinued operations	132,000	---	132,000
Total assets	$67,585,000	6,163,000	73,748,000

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Liabilities:
Mortgages notes payable	$54,663,000	4,815,000	59,478,000
Debt premium	---	351,000	351,000
Accounts payable and accrued expenses	1,104,000	310,000	1,414,000
Real estates taxes payable	733,000	67,000	800,000
Refundable tenant deposits	299,000	54,000	353,000
Other accrued liabilities	46,000	---	46,000
Liabilities of discontinued operations	205,000	---	205,000
Total liabilities	57,050,000	5,597,000	62,647,000

Minority interest	651,000	566,000	1,217,000
Shareholder’s equity:
Common stock	1,408,000	---	1,408,000

Additional paid in capital	19,212,000	---	19,212,000
Distribution in excess of accumulated earnings	(10,736,000)	---	(10,736,000)
Total shareholders’ equity	9,884,000	---	9,884,000
	$67,585,000	6,163,000	73,748,000

See accompanying unaudited notes to pro forma financial statements.

MAXUS REALTY TRUST, INC.

Unaudited Notes to Pro Forma Financial Information

1.   REGENCY NORTH ASSOCIATES, L.P. (REGENCY NORTH APARTMENTS):

The Regency North Apartments (“Regency North”) is a 180-unit apartment complex located at 6024 N. Jefferson, Kansas City, Missouri. Regency North was owned by Regency North Associates, L.P. (“Regency L.P.”). On October 23, 2007, Regency L.P. entered into an Agreement and Plan of Merger to merge with and into Regency North Acquisition, LLC, a Missouri limited liability company ("Regency LLC"). Regency LLC is wholly-owned by Maxus Operating Limited Partnership ("MOLP"), a Delaware limited partnership, which in turn is primarily owned by the Registrant. Under the terms of the merger agreement, Regency LLC is the surviving entity, resulting in Regency LLC succeeding to the ownership of Regency North.  The merger closed on November 30, 2007 with a total acquisition cost of $6,300,000. The merger consideration paid to limited partners of Regency L.P. consisted of $515,000 in cash and 37,733 operating units of MOLP.  In connection with the merger, Regency LLC assumed a mortgage loan with a balance of approximately $4,815,000 and other liabilities of approximately $432,000 and acquired other assets of approximately $180,000. Other assets were primarily comprised of cash and certain amounts set aside in escrow.

2.   PARTNERSHIP MANAGEMENT FEE:

Under the terms of Regency L.P.'s Limited Partnership Agreement, the general partner of Regency L.P. is entitled to a partnership management fee equal to 5% of total operating cash flow, as defined in the Partnership Agreement.  Upon completion of the proposed merger transaction, this fee will no longer be applicable.

3.   DEPRECIATION AND AMORTIZATION:

Buildings and improvements are depreciated over their estimated useful lives (consistent with the policies of Maxus Realty Trust, Inc.) of 27.5 to 40 years on a straight-line basis. Personal property is depreciated over its estimated useful life ranging from 7 to 15 years using the straight-line method. Intangible assets are amortized over the remaining lease term and represent $0 and $173,000 for adjustment of the nine months ended September 30, 2007and year ended December 31, 2006, respectively.

4.   TAXES:

The Trust has elected to be taxed as a real estate investment trust ("REIT") under the Internal Revenue Code.  The Trust intends to continue to qualify as a REIT and to distribute substantially all of its taxable income to its shareholders.  Accordingly, no provision for income taxes is reflected in the pro forma statements.

5.   RELATED PARTY TRANSACTIONS:

Maxus Properties, Inc. (“Maxus”), an affiliate of the Registrant will provide property management services for Regency North following the acquisition. Management fees are calculated at 5% of the total revenue collected by Regency North. David L. Johnson, the Trust’s Chairman, President, Chief Executive Officer, and the beneficial owner of more than 10% of the Trust’s issued and outstanding common stock is the chairman and majority shareholder of Maxus. The Trust believes the management fees are similar to fees that would be paid to an unrelated party for management of Regency North.

Mr. Johnson is also the principal beneficial owner and President of KelCor, Inc., the general partner of Regency LP, which has a 5% interest in Regency LP. Mr. Johnson, together with his wife, also jointly owns approximately 85% of Bond Purchase, L.L.C., a 28.2057% limited partner in Regency LP. Bond Purchase received approximately 36,833 operating units of MOLP in connection with the consummation of the merger transaction.  John W. Alvey, Treasurer and Principal Financial Officer of the Registrant is an executive officer of KelCor, Inc., the general partner of Regency LP, and a minority beneficial owner and executive officer of Bond Purchase, L.L.C.

MAXUS REALTY TRUST, INC.

Unaudited Notes to Pro Forma Financial Information

6.   2007 TRANSACTIONS

On January 11, 2007, a wholly owned subsidiary of the Trust acquired Highland Pointe Apartments.  On November 30, 2007, a wholly owned subsidiary of the Trust acquired Regency North Apartments pursuant to a merger transaction.  The adjustments for the 2007 transactions reflect the pro forma adjustments as if the HighlandPointe Apartments and Regency North Apartments acquisition had each occurred on January 1, 2007, for the nine months ended September 30, 2007 Pro Forma Statement of Operations, and September 30, 2007 for the September 30, 2007 Pro Forma Balance Sheet. The adjustments for the year ended December 31, 2006 Pro Forma Statement of Operations reflect the HighlandPointe Apartments acquisition as well as the Regency North Apartments acquisition as if the transactions had occurred on January 1, 2006.

a.
Reflects adjustment for minority interest.  As a part of the Regency North merger consideration, MOLP issued 37,733 operating units to those limited partners requesting MOLP units. As a result of this the Trust’s minority interest will increase.

b.	The significant purchase price adjustments to the Pro Forma Balance Sheet are estimated in accordance with SFAS 141 and are described above.

c.	We have adjusted depreciation and amortization to reflect the cost of the Regency North’s assets to MRTI and adjusted the related useful lives to match those of MRTI.

7.   BASIS OF PRESENTATION

The Pro Forma Statements of Operations have been prepared on the accrual basis of accounting.  The Pro Forma Statements of Operations have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a proxy statement of the Trust.

The Pro Forma Statements of Operations exclude items not comparable to the projected future operations of Regency North. Excluded expenses include a partnership management fee, depreciation and amortization which will be calculated based on the acquisition basis of Regency North fixed assets and interest income forgone. The Pro Forma Statements of Operations were prepared assuming that the merger consideration will be paid to the Regency L.P. limited partners in cash and MOLP operating units.   Certain affiliates of Regency L.P. have received MOLP Units instead of cash, which has increased the minority interest.

8.   USE OF ESTIMATES

Management of the Trust has made a number of estimates and assumptions relating to the reporting of revenues and certain expenses and the disclosure of contingencies to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

9.   RECLASSIFICATIONS

Certain historical 2006 amounts have been reclassified to conform with the current year presentation.

[The remainder of this page left blank intentionally]

MAXUS REALTY TRUST, INC.

Management’s Discussion and Analysis of Regency North Apartments

The Regency North Apartments (“Regency North”) is a 180-unit apartment complex located at 6024 N. Jefferson, Kansas City, Missouri. Regency North was owned by Regency North Associates, L.P. (“Regency L.P.”). On October 23, 2007, Regency L.P. entered into an Agreement and Plan of Merger to merge with and into Regency North Acquisition, LLC, a Missouri limited liability company ("Regency LLC"). Regency LLC is wholly-owned by Maxus Operating Limited Partnership ("MOLP"), a Delaware limited partnership, which in turn is primarily owned by the Registrant. Under the terms of the merger agreement, Regency LLC is the surviving entity, resulting in Regency LLC succeeding to the ownership of Regency North.  The merger closed on November 30, 2007 with a total acquisition cost of $6,300,000. The merger consideration paid to limited partners of Regency L.P. consisted of $515,000 in cash and 37,733 operating units of MOLP.  In connection with the merger, Regency LLC assumed a mortgage loan with a balance of approximately $4,815,000 and other liabilities of approximately $432,000 and acquired other assets of approximately $180,000. Other assets were primarily comprised of cash and certain amounts set aside in escrow.

Revenues:

Lease agreements are accounted for as operating leases, and rentals from such leases are reported as revenues ratably over the terms of the leases. The majority of these leases are nine to twelve months in term. The business in which the Registrant is engages is highly competitive. Regency North is subject to competition from other similar types of properties in or near Kansas City North, Missouri. Regency North competes for tenants for its apartments with other real estate investment trusts, real estate limited partnerships, as well as with individuals, corporations and other entities engaged in real estate investment activities. Such competition is based on such factors as location, rent schedules and services and amenities provided. Regency North was 92% occupied on November 30, 2007. Management does not anticipate a material change in occupancy rates or rents as a result of the change in ownership or management of Regency North. Management believes that the investment in Regency North was justified primarily due to its good occupancy rate, operating history, rental rates, price, financing at a favorable rate, and good location.

Expenses:

Management does not anticipate a material change in utility rates or maintenance expense as a result of the change in ownership or management of Regency North. Management is still evaluating the need for future capital improvements, however, at this time the amount is not anticipated to be material.

Capital Resources and Liquidity:

Management anticipates, based on historical operating results, that Regency North will generate positive cash flow on a yearly basis for the foreseeable future for the Registrant, even though operations may generate a net loss. This is due primarily to the non-cash depreciation expense recorded for the properties.

Other Factors:

After reasonable inquiry, management of the Registrant is not aware of any material factors relating to Regency North, other than discussed above, that would cause the reported financial information not to be necessarily indicative of future results.